Restructuring	12 Months Ended
Dec. 31, 2018
Restructuring and Related Activities [Abstract]
Restructuring
Note 11: Restructuring
As a result of integration activities surrounding the C&W Group merger, the Company recognized restructuring charges of $0.9 million, $28.5 million and $29.5 million for the years ended December 31, 2018, 2017 and 2016, respectively. Charges primarily consisted of severance and employment-related costs due to reductions in headcount, along with lease exit costs and contract termination. Credits related to changes in estimates to previously reported accruals.
Charges for these restructuring actions were recorded in accordance with FASB guidance on employers’ accounting for post-employment benefits and guidance on accounting for costs associated with exit or disposal activities, as appropriate. All charges were classified as Restructuring, impairment and related charges in the consolidated statements of operations.
The following table details the Company’s severance and other restructuring accrual activity (in millions):

	Severance Pay and Benefits	Contract Termination and Other Costs	Total
Balance as of January 1, 2016	$32.8	$2.5	$35.3
Restructuring Charges	18.5	11.0	29.5
Payments and other(1)	(28.8)	(7.5)	(36.3)
Balance as of December 31, 2016	22.5	6.0	28.5
Restructuring Charges	12.0	16.5	28.5
Payments and other(1)	(8.2)	(11.4)	(19.6)
Balance as of December 31, 2017	26.3	11.1	37.4
Restructuring (credits) charges	(5.5)	6.4	0.9
Payments and other(1)	(18.2)	(7.4)	(25.6)
Balance as of December 31, 2018	$2.6	$10.1	$12.7
(1)Other consists of changes in the liability balance due to foreign currency translation.
Of the total ending balance as of December 31, 2018 and December 31, 2017, $6.5 million and $6.2 million, and $30.1 million and $7.3 million were recorded as Other current liabilities and Other non-current liabilities, respectively, within the consolidated balance sheets.